UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Tevogen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TEVOGEN INC.

15 Independence Boulevard, Suite #210

Warren, New Jersey

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 1:30 p.m. EASTERN TIME ON AUGUST 24, 2026

MEETING LOCATION:

www.virtualshareholdermeeting.com/TVGN2026

Dear Tevogen Inc. Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of the Stockholders (the “Annual Meeting”) of Tevogen Inc., formerly known as Tevogen Bio Holdings Inc. (the “Company”). The Annual Meeting will be held on August 24, 2026, commencing at 1:30 p.m. Eastern Time, and will be a completely virtual meeting of stockholders.

The items of business for the Annual Meeting are to:

1.	Elect as Class II directors the two nominees named in the attached proxy statement to serve for a term of three years each, or until their respective successors are duly elected and qualified.

The Board of Directors recommends that you vote FOR the election of each director nominee.

2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board of Directors recommends that you vote FOR Proposal 2.

3.	Approve an amendment to the Tevogen 2024 Omnibus Incentive Plan, as amended (the “2024 Plan”) to increase the number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), available for issuance thereunder by 100,000,000 (the “2024 Plan Amendment”).

The Board of Directors recommends that you vote FOR Proposal 3.

4.	Approve an amendment to the Certificate of Incorporation of the Company, as amended (the “Charter”), to permit stockholder action by written consent (the “Written Consent Charter Amendment”).

The Board of Directors recommends that you vote FOR Proposal 4.

We will also transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held only via live webcast. We believe that the virtual meeting format expands stockholder access and participation and improves communications.

You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting: www.virtualshareholdermeeting.com/TVGN2026. To vote at the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials (“Notice”), voting instruction form, or proxy card. We encourage you to access the Annual Meeting prior to the start time to allow ample time for online check-in. The website will be open for check-in beginning at 1:15 p.m. Eastern Time on the date of the Annual Meeting.

Only stockholders of record at the close of business on July 23, 2026 are entitled to notice of and to vote at the Annual Meeting. Any person who was not a stockholder as of the record date may attend the Annual Meeting as an observer but will not be able to vote or ask questions.

We encourage you to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote online, by mail, or by phone as soon as possible, using one of the methods below.

We expect to commence mailing these proxy materials to our security holders on or about August 3, 2026.

Your Vote is Important

We encourage all stockholders of record to read the attached proxy statement with care and vote right away using any of the following methods, even if they intend to attend the Annual Meeting. If you plan to vote during the Annual Meeting, you may do so if you enter your “control number.” The control number is a 16-digit number that you can find in your voting instruction form (if you are a beneficial owner who received proxy materials by mail) or proxy card (if you are a stockholder of record who received proxy materials by mail), as applicable, at the time you log into the meeting at www.virtualshareholdermeeting.com/TVGN2026. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank, or other nominee for information about specific requirements if you would like to vote your shares at the meeting.

To vote online at www.proxyvote.com, have the 16-digit control number available and then follow the instructions. Beneficial owners who do not have a control number should follow the instructions provided on the voting instruction card or otherwise provided by your bank, broker or other nominee.

Online	www.proxyvote.com
By Phone	In the U.S. or Canada dial toll-free (800) 690-6903
By Mail	Cast your ballot, sign your proxy card, and send in our prepaid envelope

Tevogen Inc.

By order of the Board of Directors,

Dr. Ryan Saadi

Chairperson of the Board of Directors, Director, and Chief Executive Officer

Warren, New Jersey, USA

August 3, 2026

Table of Contents

Cautionary Note Regarding Forward-Looking Statements	1

Proxy Summary	2
About Tevogen	2
Voting Matters and Board Recommendations	2
How to Vote	2

Proposal No. 1 - Election of Directors	3
Board of Directors	3
Directors and Nominees	3

Corporate Governance	5
Composition of the Board	5
Director Qualifications	5
Director Independence	5
Board Leadership Structure	5
Role of Board in Risk Oversight	6
Controlled Company Status	6
Board Meetings and Committees	6
Nomination of Directors	8
Code of Business Conduct and Ethics	8
Insider Trading Policy	8
Communications with the Board of Directors	8
Certain Relationships and Related Person Transactions	8

Security Ownership of Certain Beneficial Owners and Management	12

Director Compensation	13

Executive Compensation	14
Summary Compensation Table	14
Narrative Disclosure to Summary Compensation Table	15
Outstanding Equity Awards at Fiscal Year-End	16
Anti-Hedging and Anti-Pledging Policy	16
Policies and Practices Related to the Grant of Certain Equity Awards	16
Equity Compensation Plan Information	16

Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm	17
Audit Fees	17
Pre-Approval Policies and Procedures	17

Audit Committee Report	18

Proposal No. 3 - Amendment To the 2024 Plan to Increase the Number of Shares of Common Stock Available for Issuance	19
Background	19
Notable Features of the 2024 Plan	19
Summary of the Material Terms of the 2024 Plan	20
Certain Material U.S. Federal Income Tax Consequences	25
Plan Benefits	28
Explanation of Amendments	28

Proposal No. 4 - Approval of an Amendment to the Company’s Certificate of Incorporation to Permit Stockholders to Act by Written Consent In Lieu of a Meeting	29
Background	29
Reasons for the Written Consent Charter Amendment	29
Interests of the Controlling Stockholder	30
Effectiveness of the Written Consent Charter Amendment if Approved	30

Questions and Answers	31

Additional Information	35
Stockholder Proposals to be Included in Next Year’s Proxy Statement	35
Stockholder Nominations and Proposals to be Brought Before Next Year’s Annual Meeting	35
Householding	36
Other Business	36
Availability of Proxy Materials	36

Annex A: 2024 Plan Amendment	A-1
Annex B: Certificate of Amendment to the Certificate of Incorporation of Tevogen Inc.	B-1

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement on Schedule 14A (the “Proxy Statement”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may include statements concerning, among other things, our business strategy, our governance initiatives and impacts of our compensation program.

All statements other than statements of historical fact may constitute forward-looking statements. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “should” or “will” or the negative or plural of these words or other similar terms or expressions.

These forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties, including, but not limited to, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the risk factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2026, as amended on Form 10-K/A filed on April 30, 2026 (the “2025 Form 10-K”), and in our subsequent filings with the SEC. Should any of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what may be expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and we caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this Proxy Statement speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement regarding the 2026 Annual Meeting of the Stockholders (the “Annual Meeting”) of Tevogen Inc. (“we,” “us,” “our,” or the “Company”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

About Tevogen

Tevogen is a healthcare company focused on addressing unmet needs across biotechnology, technology, and healthcare services. The Company’s business includes Tevogen Bio, its biotechnology initiative focused on developing off-the-shelf cellular immunotherapies, and Tevogen.AI, an initiative leveraging artificial intelligence and advanced data analytics to advance precision medicine. The Company also recently established Tevogen Healthcare Services, a healthcare services initiative intended to support longer-term efforts to improve healthcare affordability, accessibility, and efficiency.

We are dedicated to advancing patient care through affordability, efficiency, and scientific excellence. Our mission is to make cutting-edge treatments accessible to all by combining rigorous research with streamlined delivery models. We aim to prioritize community health needs and equity in order to ensure that our solutions not only meet the highest scientific standards but also address real-world challenges in healthcare accessibility and cost.

Through Tevogen Bio, we leverage artificial intelligence and precision T cell therapy platforms, a patient-first and cost-disciplined operating model, and engagements with global technology leaders to support the development of advanced, life-saving therapies across multiple therapeutic areas and scalable solutions for the broader healthcare system.

We have completed a proof-of-concept clinical trial for TVGN 489 that highlights the potential of its single-human leukocyte antigen (“HLA”)-restricted, genetically unmodified allogeneic T cells. Our pipeline spans virology and oncology, with programs built on our proprietary ExacTcell™ platform. ExacTcell is a set of processes and methodologies to develop, enrich, and expand single human leukocyte antigen restricted cytotoxic T lymphocyte therapies with proactively selected, precisely defined targets. ExacTcell is designed to maximize the immunologic specificity of our products in order to eliminate malignant and virally infected cells while allowing healthy cells to remain intact.

Our artificial intelligence initiative, Tevogen.AI, is designed to transform drug development by accelerating target detection, reducing failure rates, and supporting optimized clinical trial design through proprietary predictive technologies. Current technologies are PredicTcell™, which applies machine learning to analyze and understand immunologically active peptides, and AdapTcell™, which enables in-silico experimentation to inform genetics and proteomics while building a high-resolution map of HLA specificity. We believe Tevogen.AI advances our long-term ambition to predict the proteome for any given protein–HLA combination, which could enable faster, more cost-efficient therapeutic discovery and development.

Tevogen Healthcare Services is an emerging initiative and remains at an early stage of development.

Voting Matters and Board Recommendations

	Proposal	The Board’s Recommendations	Page
1.	Elect as Class II directors the two nominees named in the Proxy Statement to serve for a term of three years each, or until their respective successors are duly elected and qualified.	FOR each Director Nominee	3

2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.	FOR	17

3.	Approve an amendment to the 2024 Plan to increase the number of shares of Common Stock available for issuance thereunder by 100,000,000.	FOR	19

4.	Approve an amendment to the Charter to permit stockholder action by written consent.	FOR	29

	Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

How to Vote

Online, Before the Meeting – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the Annual Meeting, August 23, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

At the Annual Meeting – www.virtualshareholdermeeting.com/TVGN2026

If you are a registered stockholder or beneficial owner of common stock holding shares at the close of business on July 23, 2026 (the “Record Date”), you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TVGN2026 and logging in by entering the 16-digit control number found on your proxy card, Notice of Internet Availability of Proxy Materials (“Notice”), or voting instruction form, as applicable.

Phone

(800) 690-6903

Use any phone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the Annual Meeting, August 23, 2026. Have your proxy card in hand when you call and then follow the instructions.

Mail

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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Proposal No. 1 - ELECTION OF DIRECTORS

The business and affairs of the Company are managed under the direction of our Board of Directors (the “Board,” or “Board of Directors”). Our Board is chaired by Dr. Ryan Saadi and includes Jeffrey Feike, Dr. Keow Lin Goh, Dr. Curtis Patton, Susan Podlogar, and Victor Sordillo as members.

Vote Required

The affirmative vote of the majority of the votes cast is required to elect the directors. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have no effect on the vote.

The Board recommends a vote FOR each of Dr. Keow Lin Goh and Victor Sordillo, the Class II director nominees.

Board of Directors

Pursuant to our certificate of incorporation, as amended, our directors are divided into three classes, with each class serving staggered three-year terms. Our Board currently consists of six directors who are evenly divided among the three classes as disclosed in the table below.

Name	Age	Director Since	Independent	Committee Memberships	Other Current Public Companies Directorships
Class II Directors - Term Expires 2026
Dr. Keow Lin Goh Director	54	2024	✔		0

Victor Sordillo Director	73	2024	✔	AC (Chair)	0

Class III Directors - Term Expires 2027
Susan Podlogar Director	62	2024	✔	AC	1

Dr. Ryan Saadi Chairperson of the Board, Director and Chief Executive Officer	61	2024			0

Class I Directors - Term Expires 2028
Jeffrey Feike Director	76	2024	✔	AC*	0

Dr. Curtis Patton Director	91	2024	✔		0

Key to Committee:

AC = Audit Committee of the Board of Directors (the “Audit Committee”)

*Audit Committee Financial Expert

Directors and Nominees

The following is a brief biographical summary of the experience of our directors and nominees.

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Current Class II Directors Standing for Election at the Annual Meeting

Dr. Keow Lin Goh

Dr. Goh has served on our Board since February 2024, and served on the board of directors of Tevogen Bio Inc. (n/k/a Tevogen Bio Inc.) (“Tevogen Bio”) beginning in August 2022. Dr. Goh is a Partner at Tapestry Networks, a company that brings together leaders in different sectors in order to facilitate economic, social, and organizational change. Dr. Goh has served as a Partner at Tapestry Networks since 2009 and focuses on global healthcare policy with the goal of improving patient outcomes. Previously, Dr. Goh was a Senior Project Leader at Boston Consulting Group from 2003 through 2009, where she worked with senior biotech and pharmaceutical executives in product development, research and development restructuring, organizational and operational change initiatives, post-merger acquisition synergies, and regulatory issues. We believe Dr. Goh is qualified to serve on our Board based on her experience in the healthcare sector.

Victor Sordillo

Mr. Sordillo has served on our Board since February 2024, and served on the board of directors of Tevogen Bio beginning in July 2023. Mr. Sordillo has served as Director of Risk Advisory Services at Verist, Inc. (formerly known as Verita CSG, Inc.), a provider of holistic insurance and risk management solutions for commercial line clients, since March 2024. Mr. Sordillo previously served as the Executive Vice President, Director of Risk Control Services of Sompo International, a global specialty provider of property and casualty insurance and reinsurance, from 2017 to March 2024, and as Senior Vice President - Risk Solutions of QBE North America (“QBE”) from 2016 to 2017. Prior to QBE, Mr. Sordillo served as Vice President and Global Technical Services Manager at Chubb NA, where he worked from 2000 through 2016. Mr. Sordillo is a registered professional civil and fire protection engineer and Certified Safety Professional. Mr. Sordillo served as the mayor of Warren, New Jersey for more than 22 years. We believe Mr. Sordillo is qualified to serve on our Board based on his extensive business and leadership experience.

Continuing Directors Not Standing for Election at the Annual Meeting

Jeffrey Feike

Mr. Feike has served on our Board since February 2024, and served on the board of directors of Tevogen Bio beginning in August 2022. Mr. Feike served as the Hospital President of Covenant Health’s Fort Loudoun Medical Center from September 2004 to June 2022. Throughout his career, Mr. Feike has overseen the development of hospitals, outpatient clinics, and emergency medical services (“EMS”) systems. Mr. Feike represents East Tennessee on the state EMS Board’s Clinical Issues Committee and serves on the board of Regional Medical Communications Center for East Tennessee. We believe Mr. Feike is qualified to serve on our Board based on his dedication to public health and healthcare industry experience.

Dr. Curtis Patton

Dr. Patton has served on our Board since February 2024, and served on the board of directors of Tevogen Bio beginning in July 2020. Dr. Patton is Professor Emeritus at Yale School of Public Health, where he worked for 36 years. Dr. Patton served in a variety of administrative capacities during his time at Yale, including as Division Head, Epidemiology of Microbial Diseases and Acting Head of Global Health. While at Yale, Dr. Patton also served as the Director of International Medical Studies and was the Chair of the Committee on International Health. We believe Dr. Patton is qualified to serve on our Board based on his work on and experience with public health issues.

Susan Podlogar

Ms. Podlogar has served on our Board since February 2024, and served on the board of directors of Tevogen Bio beginning in August 2022. Ms. Podlogar most recently oversaw global human resources strategies and practices at MetLife, Inc., a financial services company providing insurance, annuities, employee benefits, and asset management (“MetLife”), as MetLife’s Executive Vice President and Chief Human Resources Officer from 2017 until her retirement in June 2024. At MetLife, Ms. Podlogar among other things established a “Workforce of the Future Development Fund” to prepare employees for future work needs. Ms. Podlogar also served on the board of directors of MetLife Foundation, a philanthropic organization. Ms. Podlogar has also served on the board of directors of LivaNova PLC (Nasdaq: LIVN), a global medical technology company, since October 2024. Prior to her time at MetLife, Ms. Podlogar held a series of human resources roles at Johnson & Johnson from 2003 to 2017, including Global Vice President of Human Resources and member of the Human Resources Executive Committee. We believe Ms. Podlogar is qualified to serve on our Board based on her extensive human resources and healthcare industry experience.

Dr. Ryan Saadi

Dr. Saadi has served as our Chief Executive Officer and Chairperson since February 2024, and served as Chief Executive Officer and Chairperson of Tevogen Bio beginning in June 2020. Dr. Saadi has been a member of the Leadership Council of the Yale School of Public Health since 2021. Prior to founding Tevogen Bio, Dr. Saadi was the Global Vice President of Evidence, Market Access, and Strategic Pricing for CSL Behring, a biopharmaceutical company that manufactures plasma-derived and recombinant therapeutic products, from 2018 to 2019. Before CSL Behring, Dr. Saadi served as Global Head, Market Access and Policy, Oncology for Janssen from 2012 to 2018 and Worldwide Vice President, Health Policy, Reimbursement, Strategic Pricing and Market Access for Johnson & Johnson’s Cordis business from 2008 to 2012. Earlier, Dr. Saadi was Global Vice President, Health Outcomes & Pricing for Genzyme and Global Head, Health Outcomes and Market Access for Sanofi-Aventis’ oncology, bone and arthritis product portfolio. From 2010 through 2019, Dr. Saadi served as a Voting Member of the CMS Medicare Evidence Development & Coverage Advisory Committee, which provides independent guidance and expert advice to CMS on clinical topics. We believe Dr. Saadi is qualified to serve on our Board based on his healthcare industry experience, extensive business and leadership experience.

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Corporate Governance

We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Our Audit Committee, our only current standing committee, is composed solely of independent directors. Our independent directors are responsible for certain determinations relating to executive compensation and meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic review and changes by our Board. Our Corporate Governance Guidelines are available on our website.

Composition of the Board

Our business and affairs are managed under the direction of the Board. The Board is divided into three classes, designated as Class I, Class II, and Class III. Each class currently consists of one third of the total number of directors constituting the whole Board. The term of the current Class II directors, Dr. Keow Lin Goh and Victor Sordillo, expires at the Annual Meeting; the term of the current Class III directors, Dr. Ryan Saadi and Susan Podlogar, expires at the 2027 annual meeting of the stockholders, and the term of the current Class I directors, Jeffrey Feike and Dr. Curtis Patton, expires at the 2028 annual meeting of the stockholders.

Director Qualifications

The Board strives in its membership profile to have a range of backgrounds and expertise that enhances the ability of the directors collectively to understand the issues facing the Company and to fulfill the Board’s responsibilities. Among the qualifications the Board considers are character, ability to exercise sound judgment, demonstrated leadership, skills, experience, tenure, education, independence, and certain other criteria set forth in our Corporate Governance Guidelines.

Director Independence

Under our Corporate Governance Guidelines and the rules of The Nasdaq Stock Market LLC (“Nasdaq”), a director will not be independent unless our Board affirmatively determines that the director does not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.

Our Board undertook a review of its composition, the composition of its Audit Committee, and the independence of directors and considered whether any director has a relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out the director’s responsibilities. Based upon information requested from and provided by each director concerning the director’s background, employment, and affiliations, including family relationships, our Board has determined that none of Jeffrey Feike, Dr. Keow Lin Goh, Dr. Curtis Patton, Susan Podlogar, and Victor Sordillo has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. In making these determinations, our Board considered all facts and circumstances our Board deemed relevant in determining their independence.

There are no family relationships between the Board and any of our executive officers.

Board Leadership Structure

Dr. Saadi, our Chief Executive Officer and majority stockholder, also serves as Chairperson of the Board. The Board believes that our stockholders are best served at this time by having Dr. Saadi as Chairperson of the Board. Dr. Saadi has served as Chairperson since February 14, 2024, and previously served as the Chairperson of Tevogen Bio beginning with its founding in 2020. Dr. Saadi brings considerable skills and experience, as described above in “Proposal No. 1 – Election of Directors,” to the role. The Board does not have a lead independent director. The Board believes that this structure is appropriate in light of the size of our Company and corresponding size of our Board and the complexity of our business.

5

Role of Board in Risk Oversight

Our Board has extensive involvement in the oversight of risk management related to our Company and its business and accomplishes this oversight in part through reporting to the Board by the Audit Committee. The Audit Committee represents the Board by periodically reviewing our accounting, reporting, and financial practices, including the integrity of our financial statements, our administrative and financial controls, and our compliance with legal and regulatory requirements. Through its regular meetings with management, the Audit Committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors.

Our executive officers regularly report to the non-executive directors and the Audit Committee to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of our Board provides appropriate risk oversight.

Controlled Company Status

We are a “controlled company” for purposes of the corporate governance rules of Nasdaq. Controlled companies under those rules are companies of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. Dr. Saadi owns more than 50% of our voting power. Accordingly, we are eligible for certain exemptions from the corporate governance requirements of Nasdaq. Specifically, we are not required to (1) have a majority of independent directors, (2) have a compensation committee composed entirely of independent directors, or (3) have all director nominees selected, or recommended for selection by the board of directors, either by independent directors constituting a majority of the independent directors of the board in a vote in which only independent directors participate, or a nominations committee composed entirely of independent directors. We do not have a compensation committee composed entirely of independent directors or have director nominees selected or recommended by independent directors or a nominations committee composed entirely of independent directors. We do not currently rely on the exemption from the requirement to have a majority of independent directors but may choose to rely on such exemption in the future. In the event we elect to rely on such exemption in the future, stockholders would not have the same protections afforded to stockholders of companies that are subject to the requirement to have a majority of independent directors or that do not rely on an exemption from such requirement.

Board Meetings and Committees

The Board currently maintains an Audit Committee. The Board may, from time to time, establish other committees.

We do not currently have a compensation committee or a nominating committee, or a committee performing similar functions. As described under “—Controlled Company Status” above, we are not required to have a compensation committee and are not subject to certain Nasdaq requirements relating to the nomination of directors.

In April 2025, our Board disbanded our previously existing compensation committee and nominating and corporate governance committee. The functions that would be performed by a compensation committee are performed by the Board or, in the case of certain responsibilities relating to executive compensation, the independent directors of the Board. Each member of the Board is independent other than Dr. Saadi, who is not independent under the general Nasdaq independence standards or the heightened standards applicable to members of compensation committees under Nasdaq rules. Our director nomination process is described below under “Nomination of Directors.” We believe these arrangements are appropriate in the interest of the efficiency of the discharge of the Board’s duties, in light of the size and the stage of development of the Company, to further a goal of keeping the entire Board informed of all Board activities, and because such committees are not required for a controlled company. However, notwithstanding the absence of a compensation committee or a committee performing similar functions, we continue to believe that independent director oversight of executive compensation is important and that it facilitates impartial decision-making and furthers alignment of the interests of our executive leadership with those of our stockholders.

6

Audit Committee

The Audit Committee consists of Victor Sordillo, who serves as the chairperson, Jeffrey Feike, and Susan Podlogar. Each of the members of the Audit Committee satisfies the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of Nasdaq.

The Board has determined that Mr. Feike qualifies as an Audit Committee financial expert, having acquired the attributes of an Audit Committee financial expert through his decades of experience overseeing chief financial officers and the preparation and analysis of financial statements as a hospital and hospital system chief executive officer.

The functions of the Audit Committee include, among other things:

●	evaluating the performance, independence, and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

●	reviewing our financial reporting processes and disclosure controls;

●	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

●	reviewing the adequacy and effectiveness of our internal control policies and procedures;

●	reviewing with the independent auditors the annual audit plan, including the scope of audit activities;

●	obtaining and reviewing at least annually a report by our independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

●	reviewing and evaluating our independent auditor’s lead audit partner and the rotation of audit partners as required by law;

●	prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

●	reviewing our annual and quarterly financial statements and reports, including the disclosures contained in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such reports, and discussing the statements and reports with our independent auditors and management;

●	reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies;

●	reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

●	establishing procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls, auditing, or other matters;

●	preparing the report required by the SEC that appears under “Audit Committee Report”;

●	reviewing and discussing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

●	reviewing and evaluating the Audit Committee charter annually and recommending any proposed changes to the Board.

7

The composition and function of the Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable SEC and Nasdaq rules and regulations.

The Board adopted a written charter for the Audit Committee, which is available on our website at ir.tevogen.com/governance/governance-documents/default.aspx.

Board and Committee Meetings

In 2025, the Board formally met three times and the Audit Committee met five times. The former compensation committee and the former nominating and corporate governance committee did not hold any meetings in 2025. Each of our directors attended at least 75% of the total number of meetings of the Board and committees on which the director served during 2025.

Nomination of Directors

The Board is responsible for identifying director nominees for election or re-election at the Company’s annual meeting of stockholders in each fiscal year, nominating individuals for election, and filling vacancies and newly created directorships. The Board will evaluate individuals nominated, or recommended for nomination, by stockholders for election to the Board. In evaluating potential nominees, the Board considers Nasdaq rules and our Corporate Governance Guidelines, including the criteria set forth therein. Our Corporate Governance Guidelines are available on our website at ir.tevogen.com/governance/governance-documents/default.aspx.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors, officers, and employees, including those officers responsible for financial reporting. A current copy of the code of business conduct and ethics is available under the Governance Documents section of our website. We intend to disclose future amendments to the code or any waivers of its requirements on our website at ir.tevogen.com/governance/governance-documents/default.aspx.

Insider Trading Policy

We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees and is designed to promote compliance with insider trading laws, rules, and regulations and applicable exchange listing requirements. A copy of our Insider Trading Policy was incorporated by reference as Exhibit 19.1 to the 2025 Form 10-K. In addition, with regard to the Company’s trading in its own securities, it is the Company’s practice to comply with applicable securities laws and exchange listing requirements.

Communications with the Board of Directors

Any stockholder who would like to contact our Board may do so by writing to our Chief Financial Officer at 15 Independence Boulevard, Suite #210, Warren, New Jersey 07059. Communications received in writing will be distributed to the appropriate members of the Board, depending on the content of the communication received.

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions

Our Related Person Transactions Policy applies to any transaction where we are a participant, the aggregate amount involved may exceed $120,000, and a Related Person has a direct or indirect material interest, other than transactions not required to be reported pursuant to Item 404(a) of Regulation S-K. For this purpose, a “Related Person” is any director, executive officer, any beneficial owner of five percent or more of our voting securities, and their immediate family members, as well as entities in which a Related Person is a partner or has a 5% or greater beneficial interest.

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Under our Related Person Transactions Policy, the Audit Committee (or any independent body) serves as the approval authority for related person transactions. Any transaction that we intend to undertake with a Related Person will be submitted to either our Chief Financial Officer, who serves as the compliance officer under the Related Person Transactions Policy, the Audit Committee (or any independent body), or the full Board. If the compliance officer, the Audit Committee (or any independent body), or the Board becomes aware of a transaction with a related person that has not been previously approved or previously ratified under the Related Person Transactions Policy that required such approval, the transaction will be submitted promptly to the approval authority for review. The Audit Committee (or any independent body) will consider all relevant available facts and circumstances, including:

●	the materiality and character of the Related Person’s direct or indirect interest;
●	the commercial reasonableness of the terms;
●	any Company contractual obligations;
●	the benefit or perceived benefit, or lack thereof, to the Company;
●	the opportunity cost of alternate transactions; and
●	the actual or apparent conflict of interest of the Related Person.

Related Person Transactions

Lock-Up Agreements with the Original Sponsor and SSVK

On November 3, 2021, Semper Paratus Acquisition Corporation, a Cayman Islands exempted company (“Semper Paratus”) entered into a letter agreement (the “Letter Agreement”) with Semper Paratus Sponsor LLC (the “Original Sponsor”) and certain individuals party thereto (the “Insiders”), pursuant to which, among other things, the Original Sponsor and each Insider agreed that the Class B ordinary shares of Semper Paratus then held by the Original Sponsor would not be transferable or salable until the earlier of (A) one year after the consummation of an initial business combination involving Semper Paratus or (B) the occurrence of certain other events (the “Letter Agreement Lock-Up”). On January 30, 2023, the Original Sponsor, holding all of the issued and outstanding Class B ordinary shares of Semper Paratus, elected to convert its Class B ordinary shares into Class A ordinary shares. The Original Sponsor agreed that all of the terms and conditions applicable to the Class B ordinary shares as set forth in the Letter Agreement would continue to apply to the Class A ordinary shares that these shares converted into. On February 14, 2024 (the “Closing Date”), we completed the business combination contemplated by that certain Agreement and Plan of Merger, dated June 28, 2023 (the “Merger Agreement”), by and among Semper Paratus, Semper Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Semper Paratus (“Merger Sub”), SSVK Associates, LLC, a Delaware limited liability company (“SSVK”), in its capacity as purchaser representative, Tevogen Bio, and Dr. Saadi, in his capacity as seller representative, pursuant to which Merger Sub merged with and into Tevogen Bio (the “Merger”), with Tevogen Bio surviving the Merger as a wholly owned subsidiary of Semper Paratus (the “Closing”). On February 13, 2024, Semper Paratus, the Original Sponsor, SSVK, Dr. Saadi, and certain individuals entered into an Amendment to the Letter Agreement, which, among other things, replaced the reference to “one year after completion of the initial business combination” in the Letter Agreement Lock-Up with “six months after the completion of the initial business combination.” At the time of this transaction, SSVK was the beneficial owner of more than 5% of Semper Paratus’s common shares. Suren Ajjarapu, managing member of SSVK, was a member of our Board until August 2024.

Sponsor Advisory Services Fee

In June 2023, pursuant to the Merger Agreement, Tevogen Bio agreed that at the Closing, it would pay $2.0 million to SSVK for advisory services (the “Sponsor Advisory Services Fee”). Thereafter, in connection with the Closing and the Conversion Agreements (as described below), the Sponsor Advisory Services Fee was reduced to $500,000. This amount was further reduced to $250,000 by reducing a repayment obligation of SSVK. That repayment obligation arose from transactions in 2023 pursuant to which Semper Paratus transferred $250,000 to an affiliate of Mr. Ajjarapu.

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Conversion Agreements

On the Closing Date, Semper Paratus entered into Conversion Agreements with SSVK and Mr. Ajjarapu pursuant to which we issued an aggregate of 3,480 shares of common stock in relation to services that were to have been provided to us and Tevogen Bio, at an effective price of $500.00 per share of common stock.

Amended and Restated Registration Rights Agreement

On November 3, 2021, Semper Paratus entered into a Registration and Shareholder Rights Agreement, pursuant to which the Original Sponsor, Cantor Fitzgerald & Co. (“Cantor”), and their permitted transferees, if any, were entitled to certain registration rights. On the Closing Date, in connection with the Closing, we entered into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) with SSVK, the Original Sponsor, Dr. Saadi, Mr. Desai, Dr. Neal Flomenberg, our Chief Scientific Officer and Global R&D Lead, the Sponsor Holders (as defined therein), and Cantor. Pursuant to the A&R Registration Rights Agreement, we agreed to use commercially reasonable efforts to file a registration statement registering the resale of certain shares of common stock and warrants (the “Registrable Securities”). In addition, at any time (after the expiration of any lock-up period) and from time to time after the shelf registration statement has been declared effective, the Special Holders (as defined therein) holding at least a majority in interest of Registrable Securities may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to the shelf registration statement (each, an “Underwritten Shelf Takedown”); provided that such Underwritten Shelf Takedown meets certain requirements and that we shall not be obligated to effect more than one Underwritten Shelf Takedown during any twelve-month period.

New Lock-Up Agreement

On the Closing Date, in connection with the Closing, we entered into a lock-up agreement (the “Lock-Up Agreement”) with SSVK, Mr. Ajjarapu, and Dr. Saadi (the “Locked-Up Parties”), pursuant to which each Locked-Up Party agreed subject to specified exceptions not to transfer any securities they held until the earlier of (A) six months after the Closing Date and (B) subsequent to the Closing, (x) if the closing price of the common stock equaled or exceeded $600.00 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing, or (y) the date on which we completed a liquidation, merger, share exchange, or other similar transaction that resulted in all of our stockholders having the right to exchange their common stock for cash, securities, or other property. The Lock-Up Agreement has expired.

Mittul Mehta Employment

Mittul Mehta, son-in-law of Mr. Desai, is employed as our Chief Information Officer and Head of Tevogen AI. In 2025, Mr. Mehta had a base salary of $250,000.

Series A Preferred Stock

On February 14, 2024, we entered into that certain securities purchase agreement with The Patel Family, LLP (the “Patel Family”), pursuant to which the Patel Family agreed to purchase shares of our Series A Preferred Stock for an aggregate purchase price of $8.0 million. On March 27, 2024, we entered into an amended and restated securities purchase agreement pursuant to which that amount was reduced to $2.0 million (as amended and restated, the “Preferred Purchase Agreement”). The shares of Series A Preferred Stock are convertible into a total of 10,000 shares of common stock at the election of the holder. The Series A Preferred Stock is subject to a call right providing us the right to call the stock if the volume weighted average price of the common stock for the 20 days prior to delivery of the call notice is greater than $250.00 per share and there is an effective resale registration statement covering the underlying common stock. The Patel Family is associated with Dr. Manmohan Patel, who is a beneficial owner of more than 5% of the common stock.

Series A-1 Preferred Stock

Pursuant to the Preferred Purchase Agreement, the Patel Family agreed to purchase shares of our Series A-1 Preferred Stock for an aggregate purchase price of $6.0 million. The shares of Series A-1 Preferred Stock would be convertible into a total of 12,000 shares of common stock at the election of the holder. The Series A-1 Preferred Stock would be subject to a call right providing us the right to call the stock if the volume weighted average price of the common stock for the 20 days prior to delivery of the call notice is greater than $250.00 per share and in each case there is an effective resale registration statement on file covering the underlying common stock.

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Series B Preferred Stock and Assignment and Assumption Agreement

In connection with the Closing, Semper Paratus entered into an agreement as of February 14, 2024 with SSVK (the “Assignment and Assumption Agreement”), pursuant to which Semper Paratus assigned to SSVK and SSVK agreed to assume certain liabilities and obligations in the aggregate initial amount of approximately $4.2 million, which amount was later reduced to approximately $3.6 million, in consideration for the issuance of Series B Preferred Stock of the Company. On June 15, 2024, we entered into that certain repurchase agreement with SSVK (the “Repurchase Agreement”), pursuant to which we repurchased and cancelled, with immediate effect, the outstanding shares of our Series B Preferred Stock in exchange for (i) the reassignment to and reassumption by us of the liabilities assigned under the Assignment and Assumption Agreement and (ii) the termination of the Assignment and Assumption Agreement, and SSVK released us from certain claims relating to the Repurchase Agreement.

Series C Preferred Stock

On August 21, 2024, we entered into a securities purchase agreement with the Patel Family, pursuant to which the Patel Family purchased 600 shares of our Series C Preferred Stock for an aggregate purchase price of $6.0 million. The shares of Series C Preferred Stock are convertible at the election of the Patel Family into shares of the common stock at a conversion price equal to the volume-weighted average price of the common stock for the 30 trading days immediately prior to the exercise of the holder’s conversion option, subject to a floor price of $30.86 and a beneficial ownership limitation of 9.99% following conversion. The Series C Preferred Stock are subject to a call right providing us the right to call the stock at any time after the fifth anniversary of the date of issuance. The Series C Preferred Stock carry an annual 7.5% cumulative dividend, compounded annually, beginning on October 25, 2024 and ending on the last business day of the calendar quarter ending September 30, 2034. Dividends are payable in shares of Series C Preferred Stock or, at our election, in cash. So long as the Series C Preferred Stock is outstanding, we will not, without the written consent of the holders of 50.1% of the Series C Preferred Stock, amend, alter, or repeal any provision of our certificate of incorporation, as amended, or our bylaws (the “Bylaws”) in a manner adverse to the Series C Preferred Stock.

Loan Agreement

On June 6, 2024, we entered into a loan agreement (the “Loan Agreement”) with the Patel Family, providing for (i) an unsecured line of credit facility (the “Facility”), pursuant to which the Patel Family agreed to lend the Company up to $36.0 million, and (ii) a contingent option for the Patel Family to purchase at least $14.0 million of common stock in a future private placement (the “Optional PIPE”). Pursuant to the terms of the Loan Agreement, the Company issued to the Patel Family 20,000 shares of common stock as a commitment fee (the “Commitment Shares”), subject to forfeiture by the Patel Family of the Commitment Shares or an equal number of shares of common stock in the event the Patel Family fails to (i) make a deposit under the Facility when due or (ii) pay the purchase price for the Optional PIPE within 30 days after the Threshold Price Notice Date (as defined in the Loan Agreement) in the event the Company has satisfied all applicable closing conditions .

Consulting Agreement

In December 2024, the Company contracted with Dr. Manmohan Patel to provide advisory services to the Company in support of the Company’s manufacturing development, including but not limited to identifying and developing real estate, establishing quality management processes, attracting and hiring an executive to lead operations, providing medical advice, and addressing government affairs and regulatory matters. In exchange for his consultation services, Dr. Patel was granted 120,000 RSUs, of which 40,000 vested immediately and 40,000 RSUs vested in each of January 2025 and February 2025, with an aggregate grant date fair value of $5,976,000.

Grant from KRHP

In January 2025, KRHP LLC (“KRHP”), a New Jersey limited liability company, granted the Company $2,000,000 to further the Company’s development of off-the-shelf, genetically unmodified precision T cell therapeutics to treat infectious diseases and cancers. In August 2025, we received a grant of $1,000,000 from KRHP to advance Tevogen.AI. KRHP is affiliated with Dr. Patel’s spouse. KRHP has also committed to granting the Company an additional $7,000,000.

Warrant Agreement

On May 11, 2026, we entered into the Securities Purchase Agreement with the Patel Family, pursuant to which we issued and sold to the Patel Family prefunded warrants exercisable for 375,000 shares of our common stock for an aggregate purchase price of approximately $3.0 million. The exercise price of each Prefunded Warrant is $0.0001 per share, payable upon exercise. The Securities Purchase Agreement provides that the prefunded warrants may not be exercised to the extent that, after giving effect to such exercise, the Patel Family, together with its affiliates, would beneficially own more than 9.99% of our outstanding common stock. We filed a resale registration statement to register the resale of the shares of common stock issuable upon exercise of the prefunded warrants, and agreed to maintain the effectiveness of such registration statement until such time as the shares of common stock issuable upon exercise of the Prefunded Warrants are no longer owned by the Patel Family or may be sold without volume or manner of sale restrictions pursuant to Rule 144 under the Securities Act.

Capital Contribution from Dr. Saadi

On June 30, 2025, Dr. Saadi provided the Company with a cash contribution of $500,000.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of common stock as of July 23, 2026, by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the vesting of RSUs, within 60 days of July 23, 2026. Such shares are considered outstanding and beneficially owned by the person holding such right for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The beneficial ownership of the common stock is based on 6,416,540 shares issued and outstanding as of July 23, 2026.

Name and Address of Beneficial Owner	Number of Shares of Tevogen Common Stock		%
5% Holders
Manmohan Patel, MD	681,962	(1)	9.99%
Tevogen Directors and Named Executive Officers(2)
Ryan Saadi	3,709,567	(3)	57.8%
Kirti Desai	242,983	(4)	3.8%
Neal Flomenberg	74,516	(5)	1.2%
Jeffrey Feike	54,035	(6)	*
Keow Lin Goh	46,278	(6)	*
Curtis Patton	61,792	(6)	*
Susan Podlogar	46,278	(6)	*
Victor Sordillo	49,139	(6)	*
All Tevogen directors and executive officers as a group (7 individuals)	4,206,194	(7)	65.6%

* Less than 1%

(1)	Includes 10,000 shares issuable upon conversion of Series A Preferred Stock, 12,000 shares issuable upon conversion of Series A-1 Preferred Stock, and 387,905 shares that are issuable upon exercise of Pre-Funded Warrants or conversion of Series C Preferred Stock held by the Patel Family (after operation of 9.99% beneficial ownership limitations), of which up to 375,000 may be issued upon exercise of the Pre-Funded Warrants and 219,765 may be issued upon conversion of Series C Preferred Stock. Dr. Patel may be deemed to beneficially own the shares of common stock issuable upon exercise of the Pre-Funded Warrants or conversion of the Preferred Stock as well as 37,071 shares of common stock held by the Patel Family. The business address of the Patel Family and Dr. Patel is 5 Jennie Court, Cedar Grove, New Jersey 07009. Dr. Patel is the spouse of the managing member of the Patel Family.
(2)	The address of each of these individuals is c/o Tevogen Inc., 15 Independence Boulevard, Suite #210, Warren, New Jersey 07059.
(3)	Includes 3,878 shares of common stock held by Dr. Saadi’s wife as well as an aggregate of 1,766,979 shares of restricted common stock that remain subject to forfeiture prior to vesting.
(4)	Includes 55,000 shares of restricted common stock that remain subject to forfeiture prior to vesting.
(5)	Includes 6,000 shares of restricted common stock that remain subject to forfeiture prior to vesting and 2,424 shares of common stock underlying RSUs that have vested but remain subject to settlement.
(6)	Includes 40,000 shares of restricted common stock that remain subject to forfeiture prior to vesting.
(7)	Includes an aggregate of 2,026,779 shares of restricted common stock that remain subject to forfeiture prior to vesting.

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Director Compensation

Our non-employee directors received no compensation during the fiscal year ended December 31, 2025. Dr. Saadi, who serves as our Chief Executive Officer and Chairperson of the Board, receives no additional compensation for his service as a director. This discussion and the discussion under “Executive Compensation” below may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation practices. Actual compensation practices in the future may differ materially from the forward-looking statements included in this discussion.

The following table provides information regarding the stock awards granted to our non-employee directors that were outstanding as of December 31, 2025:

Name	RSUs (#) (1)
Jeffrey Feike	3,600
Keow Lin Goh	3,600
Curtis Patton	3,600
Susan Podlogar	3,600
Victor Sordillo	3,906

(1)	On December 21, 2024, we granted to each non-employee director an award of 4,800 RSUs, which vest ratably in four equal annual installments beginning on January 1, 2025 subject to each grantee’s continued service, and on December 20, 2024, we granted to Mr. Sordillo an additional 4,800 RSUs, which vested immediately, in recognition of the value of his past service on the Board (collectively, the “December 2024 RSUs”). Under the terms of the Merger Agreement, each RSU with respect to shares of the common stock of Tevogen Bio (each “Tevogen Bio RSU”) that was unvested at the time of the Closing was canceled and converted into an award under the 2024 Plan with respect to a number of RSUs to be settled in our common stock equal to the product, rounded up to the nearest whole number, of (i) the number of shares of the common stock of Tevogen Bio subject to the Tevogen Bio RSU as of immediately prior to the effective time of the Merger, multiplied by (ii) approximately 4.84 (the “Exchange Ratio”). The numbers in the table above reflect, with respect to each non-employee director, the December 2024 RSUs and, with respect to Mr. Sordillo, an award of RSUs of Tevogen Bio granted on January 5, 2023, of which 153, as adjusted to reflect the Exchange Ratio and expressed in shares of common stock, remained unvested and 153 had vested but not yet been settled into shares of common stock as of December 31, 2025.

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Executive Compensation

The following tables and accompanying narrative set forth information about the 2025 and 2024 compensation provided to our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2025. These individuals consist of Dr. Ryan Saadi, our Chief Executive Officer, Kirti Desai, our Chief Financial Officer, and Dr. Neal Flomenberg, our Chief Scientific Officer and Global R&D Lead, and are referred to in this section as our “named executive officers” or “NEOs.”

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our named executive officers for the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)		All Other Compensation ($)	Total ($)
Ryan Saadi, M.D., M.P.H. Chief Executive Officer	2025	501,000	9,920,000	(2)	0	10,421,000
	2024	501,000	87,263,783	(3)	0	87,764,783
Kirti Desai Chief Financial Officer	2025	300,000	930,000	(2)	0	1,230,000
	2024	300,000	0		0	300,000
Neal Flomenberg, M.D. Chief Scientific Officer and Global R&D Lead	2025	350,000	372,000	(2)	0	722,000
	2024	350,000	0		0	350,000

(1)	The amounts in this column reflect the full grant date fair value of equity awards computed in accordance with ASC 718, excluding estimates of forfeitures related to service-based vesting conditions. See our discussion of “Stock-Based Compensation” under Note 11 to our audited consolidated financial statements included in the 2025 Form 10-K for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” in the 2025 Form 10-K. The amount reported reflects the accounting cost for the equity awards and does not correspond to the actual value that may be recognized by the applicable grantee in connection with each award.

(2)	On June 27, 2025, the Company granted 160,000 shares of restricted common stock (“Restricted Stock”) to Dr. Saadi, 15,000 shares of Restricted Stock to Mr. Desai, and 6,000 shares of Restricted Stock to Dr. Flomenberg (the “June 2025 Awards”), the terms of which are described below under “-Narrative Disclosure to Summary Compensation Table-Equity Compensation.” The fair value per share for the June 2025 Awards was determined to be $62.00 per share, equivalent to the closing price of the Company’s stock on the grant date, resulting in a total grant date fair value of $9,920,000 with respect to Dr. Saadi, $930,000 with respect to Mr. Desai, and $372,000 with respect to Dr. Flomenberg. The fair values of the June 2025 Awards as of December 31, 2025, were $2,640,000 for Dr. Saadi, $247,500 for Mr. Desai, and $99,000 for Dr. Flomenberg, based on a closing price per share of $16.50 on that date.

(3)	Further to a condition to the Closing pursuant to the Merger Agreement, on the Closing Date, the Company issued an aggregate of 386,979 RSUs under the 2024 Plan to Dr. Saadi (the “Special RSU Award”), the terms of which are described below under “-Narrative Disclosure to Summary Compensation Table-Equity Compensation.” The fair value per share for the Special RSU Award was determined to be $225.50 per share, equivalent to the closing price of the Company’s stock on the Closing Date, resulting in a total grant date fair value of $87,263,783. The fair value of the Special RSU Award as of December 31, 2025, was $6,385,155, based on a closing price per share of $16.50 on that date.

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Narrative Disclosure to Summary Compensation Table

Base Salary

The named executive officers receive base salaries to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The annual base salaries for Dr. Saadi, Mr. Desai, and Dr. Flomenberg for 2025 were $501,000, $300,000, and $350,000, respectively, unchanged from their 2024 base salaries.

Equity Compensation

On June 27, 2025, the Company granted the June 2025 Awards to our named executive officers. The June 2025 Awards vest in four equal annual installments beginning on June 27, 2032 with respect to Dr. Saadi and in three equal annual installments beginning on June 27, 2030 with respect to Mr. Desai and Dr. Flomenberg. Pursuant to the terms of the June 2025 Awards, the grantees are entitled to vote the Restricted Stock, but such shares may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of prior to vesting, subject to automatic forfeiture.

Further to a condition to the Closing pursuant to the Merger Agreement, the Company granted the Special RSU Award to Dr. Saadi on the Closing Date. The 386,979 shares underlying the Special RSU Award represented approximately 10% of our common stock, calculated on a fully diluted basis, at the time of the grant. Upon grant, the RSUs immediately settled in Restricted Stock, the restrictions on which are not scheduled to begin to lapse until seven years after grant. The restrictions will lapse in four equal annual installments beginning on February 14, 2031, subject to Dr. Saadi’s continuous service through the applicable vesting date. Pursuant to the terms of the Special RSU Award, Dr. Saadi is entitled to vote the Restricted Stock, but such shares may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered prior to vesting, subject to automatic forfeiture.

With respect to the June 2025 Awards, in the event a grantee’s service terminates due to such grantee’s death or disability, the shares of Restricted Stock will immediately become fully vested as of the date of such termination. With respect to the June 2025 Awards and the Special RSU Award, each grantee will automatically forfeit all unvested Restricted Stock in the event such grantee’s service terminates for any reason (other than the grantee’s death or disability with respect to the June 2025 Awards) prior to vesting or such grantee is determined to have engaged in Conduct Detrimental to the Company (as defined in the applicable award agreement) during such grantee’s service to the Company. In addition, in the event that such grantee is determined to have engaged in Conduct Detrimental to the Company during such grantee’s service with the Company or in the 12-month period thereafter, such grantee will owe the Company a cash payment or forfeiture of shares of common stock with respect to shares that vested in the 12 months prior to the conduct, regardless of whether such grantee still owns the shares at the time of the determination. The Restricted Stock is subject to accelerated vesting in the event of a Change in Control (as defined in the 2024 Plan) in which the Restricted Stock is not assumed or continued.

From time to time, we grant equity awards as incentives to attract, retain, and motivate our named executive officers. Prior to the Closing, we granted equity awards under the Tevogen Bio Inc 2020 Equity Incentive Plan (the “2020 Plan”). In connection with the Closing, we adopted the 2024 Plan and no longer grant awards pursuant to the 2020 Plan. Each RSU award granted under the 2020 Plan that was outstanding and unvested as of the Closing Date was automatically canceled in connection with the Closing and converted into an award under the 2024 Plan with respect to our common stock. Such converted awards remained subject to the same terms and conditions as set forth under the applicable award agreement prior to the Closing.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by our named executive officers that were outstanding as of December 31, 2025. Our named executive officers did not hold any outstanding stock options as of December 31, 2025.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ryan Saadi	546,979	(1)	$9,025,155	(4)
Kirti Desai	15,000	(2)	$247,500	(4)
Neal Flomenberg	10,848	(3)	$178,993	(4)

(1)	Reflects the June 2025 Award and the Special RSU Award.

(2)	Reflects the June 2025 Award.

(3)	Reflects the June 2025 Award and an award of RSUs of Tevogen Bio originally granted on July 14, 2023 (the “2023 Flomenberg Award”), 50% of which remained unvested as of December 31, 2025, adjusted to reflect the Exchange Ratio and expressed in shares of common stock. The vesting of the 2023 Flomenberg Award requires the satisfaction of both a service-based condition and a performance-based condition (the “Liquidity Event Condition”). The Liquidity Event Condition was satisfied by the Closing. The 2023 Flomenberg Award vested with respect to 25% of the RSUs on July 14, 2024, 25% of the RSUs on July 14, 2025, 25% of the RSUs on July 14, 2026, and will vest with respect to the remaining 25% on July 14, 2027, subject to continued service. In addition, as of December 31, 2025, Mr. Flomenberg held 2,424 RSUs that had vested but had not yet been settled into shares of common stock.

(4)	Computed by multiplying the closing price of $16.50 per share of the common stock on December 31, 2025 by the number of RSUs.

Anti-Hedging and Anti-Pledging Policy

Under our Insider Trading Policy, our directors, officers, and employees are prohibited from engaging in the following transactions at any time: (i) short-term trading of our securities; (ii) short sales of our securities; (iii) transactions in put options, call options, or other derivative securities, on an exchange or in any other organized market; (iv) hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds or other transactions which hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities; (v) holding our securities in a margin account or otherwise pledging our securities as collateral for a loan; and (vi) standing and limit orders, unless the order is limited to a short duration and otherwise complies with certain other restrictions and procedures outlined in our Insider Trading Policy. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to the 2025 Form 10-K.

Policies and Practices Related to the Grant of Certain Equity Awards

We do not have any formal policy or practice with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments, and have never granted such awards. We have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	-	-	189,397
Equity compensation plans not approved by security holders	-	-	-
Totals	-	-	189,397

(1) Consists of shares available for future issuance under our 2024 Plan. The number of shares available for issuance under the 2024 Plan increases annually on January 1 of each calendar year (beginning in 2025 and ending in 2034) by an amount equal to the lesser of (i) a number of shares of common stock equal to 5.0% of the total number of shares of common stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of common stock as determined by the Board.

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Proposal No. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We are asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, we are submitting the election of KPMG to our stockholders for ratification as a matter of good corporate governance and because we value our stockholders’ views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the selection, the Audit Committee will review its future selection of independent auditors. Even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and our stockholders. A representative of KPMG is expected to be present at the Annual Meeting, and will have the opportunity to make a statement if the representative so chooses and will be available to respond to appropriate questions.

Audit Fees

The following table presents fees for professional audit services and other services rendered for the Company by KPMG for the years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees(1)	$587,000	$501,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$587,000	$501,000

(1)	Audit fees consist of fees for professional services rendered by KPMG in connection with the audit of our annual consolidated financial statements, and quarterly reviews of our interim consolidated financial statements. Audit fees also include issuance of consents and professional services related to registration statements and comfort letters.

Pre-Approval Policies and Procedures

Under the Audit Committee charter, the Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the Company’s independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. Each year, the independent registered public accounting firm’s retention to audit the Company’s financial statements, including the associated fee, is approved by the Audit Committee. Consistent with the policies and procedures of the Audit Committee charter, all audit fees set forth above for 2025 were pre-approved by our Audit Committee, which concluded that the provision of such services by KPMG were compatible with the maintenance of the firm’s independence.

Vote Required

The affirmative vote of the majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of KPMG as our independent registered accounting firm for the fiscal year ending December 31, 2026. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the same effect as a vote against such ratification.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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Audit Committee Report

Each of the Audit Committee members is independent under the applicable SEC and Nasdaq rules and our corporate governance principles. The Audit Committee operates under a written charter adopted by the Board, which is available on our corporate website, www.tevogen.com.

During the fiscal year ended December 31, 2025, the Audit Committee fulfilled its duties and responsibilities generally as outlined in its charter. The Audit Committee has:

●	reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2025;

●	discussed with KPMG, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and

●	received the written disclosures and the letter from KPMG required under the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

AUDIT COMMITTEE

Victor Sordillo, Chairperson

Jeffrey Feike

Susan Podlogar

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Proposal No. 3 –AMENDMENT TO THE 2024 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE

Background

The stockholders are being asked to approve an amendment to Section 4.1 of the 2024 Plan to increase the maximum number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan by 100,000,000 shares from 3,179,028 shares of common stock to 103,179,028 shares of common stock, representing an increase of approximately 15.6 times the 6,416,540 shares of common stock outstanding as of the Record Date. The 2024 Plan Amendment Approval will not be effective unless and until it is approved by our stockholders.

The purpose of the 2024 Plan is (i) to provide eligible persons with an incentive to contribute to the Company’s success and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit our stockholders and other important stakeholders, including our employees and customers, and (ii) to provide a means of recruiting, rewarding, and retaining key personnel.

We believe that the increase in shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders.

Our employees are our most valuable assets. The Board believes that grants of restricted stock, restricted stock units (“RSUs”), and other equity awards under the 2024 Plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating, and rewarding employees, directors, and consultants. The Board also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation.

Finally, the Board believes that equity awards provide employees, directors, and consultants with an important say in the future of the Company through voting rights incident to restricted stock awards and shares issued upon the vesting and exercise or settlement of other equity awards. In approving the 2024 Plan Amendment, the Board considered the strategic importance, in its business judgment, of preserving this important say, including because the Board believes this may promote continuity of strategic direction, long-term decision-making, and stability during the pursuit of potential transactions. The Board also considered that the Company could pursue transactions that might involve significant issuances of securities that could affect the Company’s capitalization, ownership profile, governance structure, and qualification as a “controlled company” under Nasdaq rules. If the 2024 Plan Amendment is approved, the Company could use a substantial portion of the additional shares reserved for issuance to grant stock awards to executive officers, directors, and other eligible grantees. In this regard, the grant of awards to employees, directors, and consultants could therefore be construed as affecting the ability of third parties to take over or change control of the Company by vesting additional voting rights with insiders. No specific awards, recipients, amounts, or allocations have been approved as of the date of this Proxy Statement, and the Board retains full discretion over the terms of any such future awards. However, on the Record Date, our directors and executive officers, including our Chief Executive Officer and Chairperson, Dr. Ryan Saadi, who beneficially owned approximately 57.8% of our outstanding common stock and our directors and executive officers as a group beneficially owned approximately 65.6% of the outstanding shares entitled to vote at the meeting, and this percentage could increase if a substantial portion of the shares added by the 2024 Plan Amendment are granted to our directors and executive officers. See “Security Ownership of Certain Beneficial Owners and Management” below for additional information on the beneficial ownership of our directors and officers. In addition, approval of the 2024 Plan Amendment will authorize the issuance of shares representing a substantial multiple of our currently outstanding common stock, which could result in significant dilution of the economic and voting interests of stockholders other than the awardees.

At a special meeting of stockholders held on February 19, 2026, our stockholders approved an amendment to the 2024 Plan increasing the shares reserved for issuance thereunder by 2,000,000 shares. Following that approval, the Company granted restricted stock awards utilizing substantially all of the shares added by that increase. As of the Record Date, there were awards for 240,563 shares of common stock remaining available for issuance under the 2024 Plan, and there were an additional 87,357 shares of common stock underlying RSUs that unvested or vested but not yet settled as of the Record Date.

The above-described amendment to the 2024 Plan to increase the maximum number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan was approved by the Board on July 13, 2026, and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendment to the 2024 Plan, the amendment will not take effect, but we may continue to grant awards under the 2024 Plan in accordance with the current terms and conditions of the 2024 Plan. The Board has determined that it is in the best interests of us and our stockholders that this amendment to the 2024 Plan be approved and is asking our stockholders for their approval of this amendment to the 2024 Plan. The form of Amendment No. 2 to the 2024 Plan, which includes this amendment only, is attached as Annex A to this Proxy Statement.

Notable Features of the 2024 Plan

As described in more detail below, certain notable features of the 2024 Plan include:

●	granting of options and stock appreciation rights (“SARs”) only at a per share exercise price at least equal to the fair market value of a share of common stock on the grant date;

●	granting of options with a ten-year maximum term;

●	awards are subject to potential clawback, forfeiture, repayment or other similar action pursuant to any clawback policy adopted by the Company or an affiliate or applicable law;

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●	no liberal share recycling;

●	no payment of dividends or dividend equivalent rights on options or SARs, and no current payment of dividends or dividend equivalent rights on unvested performance-based awards; and

●	no repricing of options or SARs without prior stockholder approval.

Summary of the Material Terms of the 2024 Plan

A summary of the material terms of the 2024 Plan is set forth below. The following is qualified in its entirety by the full text of the 2024 Plan, which is incorporated by reference as Exhibit 10.10 to the 2025 Form 10-K, as amended by the Amendment No. 1 to the 2024 Plan, which is incorporated by reference as Exhibit 10.1 to the Form 8-K filed with the SEC on February 25, 2026, and the 2024 Plan Amendment. We encourage stockholders to read and refer to the complete plan document for a more complete description of the 2024 Plan.

Eligibility

Equity awards may be granted under the 2024 Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of the Company or the Company’s subsidiaries or other affiliates, and to any other individuals who are approved by the Committee (as defined below) as eligible to participate in the 2024 Plan. As of July 23, 2026, there are 19 employees, including each of our named executive officers, and five non-employee directors of the Company who are eligible to participate in the 2024 Plan. Only the Company’s employees or employees of the Company’s corporate subsidiaries are eligible to receive incentive stock options.

Effective Date and Term

The effective date of the 2024 Plan is January 9, 2024, the date the plan was adopted by our Board (the “Effective Date”). The 2024 Plan will terminate automatically at 11:59 PM ET on the day before the tenth (10th) anniversary of the Effective Date unless earlier terminated by the Board or in accordance with the terms of the 2024 Plan.

Administration, Amendment and Termination

The 2024 Plan is generally administered by a committee composed of not fewer than two directors of the Company designated by the Board, each of whom is a “non-employee director” and satisfies the composition requirements under the listing rules of any stock exchange on which the common stock is listed, or, if no Committee has been so designated, the Board (the “Committee”). The 2024 Plan is currently administered by the Board. The Committee generally has full power and authority to interpret and construe all provisions of the 2024 Plan, any award, and any award agreement, and take all related actions and to make all related determinations. The Committee may delegate authority to the Chief Executive Officer of the Company and/or any other officers of the Company for certain limited purposes permitted by the 2024 Plan.

The Board generally may amend, suspend, or terminate the 2024 Plan at any time, except that no such action may amend the 2024 Plan without the approval of stockholders if the amendment is required to be submitted for stockholder approval by the Board, the terms of the 2024 Plan, or applicable law.

Awards

Awards under the 2024 Plan may be made in the form of:

●	stock options, which may be either incentive stock options or nonqualified stock options;
●	SARs;
●	restricted stock;
●	restricted stock units;
●	deferred stock units;

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●	unrestricted stock;
●	dividend equivalent rights;
●	performance awards, including performance shares;
●	other equity-based awards; or
●	cash.

An incentive stock option is an option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and a nonqualified stock option is an option that does not meet those requirements. A SAR is a right to receive upon exercise, in the form of stock, cash or a combination of stock and cash, the excess of the fair market value of one share of common stock on the exercise date over the exercise price of the SAR. Restricted stock is an award of common stock subject to restrictions over restricted periods that subject the shares of common stock to a substantial risk of forfeiture, as defined in Section 83 of the Code. An RSU or deferred stock unit is an award that represents a conditional right to receive shares of common stock in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock. Unrestricted shares are shares of common stock free of restrictions other than those imposed under federal or state securities law. Dividend equivalent rights are awards entitling the grantee to receive cash, shares of common stock, other awards under the 2024 Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of common stock. Performance awards are awards made subject to the achievement of one or more performance goals over a performance period established by the Committee. Other equity-based awards are awards representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to stock, other than an option, SAR, restricted stock, RSU, unrestricted stock, dividend equivalent right, or a performance award.

Forfeiture; Clawback

The Company may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of certain actions taken by, or failed to be taken by, such grantee, to the extent specified in such award agreement. If the grantee is an employee and is terminated for “Cause” (as defined in the 2024 Plan), the Committee may annul the grantee’s award as of the date of the grantee’s termination.

In addition, any award granted pursuant to the 2024 Plan will be subject to mandatory repayment by the grantee to the Company to the extent (i) set forth in the 2024 Plan or in an award agreement, or (ii) the grantee is or becomes subject to any clawback policy or compensation recovery policy or such other similar policy of the Company or an affiliate, including the Tevogen Inc. Incentive Compensation Recovery Policy, which is incorporated by reference as Exhibit 97.1 to the 2025 Form 10-K, or any applicable laws that impose mandatory recoupment.

Shares Subject to the 2024 Plan

In connection with the Closing, the Company adopted the 2024 Plan and no longer grants awards pursuant to Tevogen Bio’s 2020 Equity Incentive Plan (the “2020 Plan”). Each RSU award granted under the 2020 Plan that was outstanding and unvested as of the Closing Date was automatically canceled and converted into an award under the 2024 Plan with respect to our common stock (the “Rollover RSUs”). Such Rollover RSUs remain subject to the same terms and conditions as set forth under the applicable award agreement prior to the Closing.

Subject to adjustment as described below, if the stockholders approve the 2024 Plan Amendment and the 2024 Plan is amended, the maximum number of shares of common stock reserved for issuance under the 2024 Plan will be equal to the sum of (a) 102,800,000 shares of common stock plus (b) an annual increase as of the first business day of each calendar year, for a period of not more than ten (10) years and starting with the 2025 calendar year, in an amount equal to the lesser of (i) a number of shares of common stock equal to 5.0% of the total number of shares of common stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of common stock as determined by the Committee. The annual increases in shares reserved for issuance under the 2024 Plan in 2025 and 2026 were 177,991 and 201,037, respectively.

Any shares of common stock covered by an award, or portion of an award, granted under the 2024 Plan that are not purchased or forfeited or canceled, or expire or otherwise terminate without the issuance of shares of common stock or are settled in cash in lieu of shares of common stock, will again be available for issuance under the 2024 Plan. The number of shares of common stock available for issuance under the 2024 Plan will not be increased by the number of shares of common stock: (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of an option; (ii) that were not issued upon the net settlement or net exercise of a stock-settled SAR; (iii) deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations; or (iv) purchased by the Company with proceeds from option exercises.

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Options

The 2024 Plan authorizes the Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. An option granted under the 2024 Plan will be exercisable only to the extent that it is vested. Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the 2024 Plan. Generally, no option may be exercisable more than ten years after the option grant date, or five years after the option grant date in the case of an incentive stock option granted to a “ten percent stockholder” (as defined in the 2024 Plan). The Committee may include in the option agreement provisions specifying the period during which an option may be exercised following termination of the grantee’s service. The exercise price of each option will be determined by the Committee, provided that the per share exercise price will be equal to or greater than 100% of the fair market value of a share of common stock on the grant date (other than as permitted for substitute awards). If the Company were to grant incentive stock options to any ten percent stockholder, the per share exercise price will not be less than 110% of the fair market value of a share of common stock on the grant date.

Incentive stock options and nonqualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Committee may, in its discretion, determine that a nonqualified stock option may be transferred to family members by gift or other transfers deemed not to be for value.

Stock Appreciation Rights

The 2024 Plan authorizes the Committee to grant SARs that provide the recipient with the right to receive, upon exercise of the SAR, cash, common stock, or a combination of the two. The amount that the recipient will receive upon exercise of the SAR generally will equal the excess of the fair market value of shares of common stock on the date of exercise over the fair market value of shares of common stock on the grant date. SARs will become exercisable in accordance with terms determined by the Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant. The per share exercise price of a SAR will be no less than the fair market value of one share of common stock on the grant date of such SAR.

SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed not to be for value.

Fair Market Value

For so long as the common stock remains listed on Nasdaq, the fair market value of the common stock on an award’s grant date, or on any other date for which fair market value is required to be established under the 2024 Plan, will be the closing price of the common stock as reported on Nasdaq on such date. If there is no such reported closing price on such date, the fair market value of the common stock will be the closing price of the common stock as reported on such market on the next preceding date on which any sale of common stock will have been reported.

If the common stock ceases to be listed on Nasdaq and is listed on another established national or regional stock exchange, or traded on another established securities market, fair market value will similarly be determined by reference to the closing price of the common stock on the applicable date as reported on such other stock exchange or established securities market.

If the common stock ceases to be listed on Nasdaq or another established national or regional stock exchange, or traded on another established securities market, the Committee will determine the fair market value of the common stock by the reasonable application of a reasonable valuation method in a manner consistent with Section 409A of the Code.

As of July 31, 2026, the latest practicable date, the closing price per share of the common stock as reported on Nasdaq was $7.05.

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No Repricing

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of common stock, other securities or other property), stock split, extraordinary dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of common stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval, (a) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs, (b) cancel outstanding options or SARs in exchange for, or in substitution of, options or SARs with an exercise price that is less than the exercise price of the original options or SARs, or (c) cancel outstanding options or SARs with an exercise price above the current price of our common stock in exchange for cash or other securities, in each case, unless such action is (i) subject to and approved by our stockholders, or (ii) would not be deemed to be a repricing under the rules of any stock exchange or securities market on which our common stock is listed or publicly traded.

Restricted Stock, Restricted Stock Units, and Deferred Stock Units

The 2024 Plan authorizes the Committee to grant restricted stock, RSUs, and deferred stock units. Subject to the provisions of the 2024 Plan, the Committee will determine the terms and conditions of each award of restricted stock, RSUs, and deferred stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the shares of common stock subject to the award. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Committee may determine. A grantee of restricted stock will have all of the rights of a stockholder as to those shares of common stock, including, without limitation, the right to vote the shares of common stock and receive dividends or distributions on the shares of common stock, except to the extent limited by the Committee. Grantees of RSUs and deferred stock units will have no voting or dividend rights or other rights associated with share ownership, although the Committee may award dividend equivalent rights on such units.

During the restricted period, if any, when restricted stock, RSUs, and deferred stock units are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating, or otherwise encumbering or disposing of the grantees’ restricted stock, RSUs, and deferred stock units.

Unrestricted Stock

The 2024 Plan authorizes the Committee to grant unrestricted stock, free of any restrictions such as vesting requirements, in such amounts and upon such terms as the Committee may determine. Unrestricted stock awards may be granted or sold in respect of past services.

Dividend Equivalent Rights

The 2024 Plan authorizes the Committee to grant dividend equivalent rights. Dividend equivalent rights may be granted independently or in connection with the grant of any equity-based award, except that no dividend equivalent right may be granted in connection with, or related to, an option or SAR. Dividend equivalent rights may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of common stock or awards that may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation) and may be payable in cash, shares of common stock, or a combination of the two. Dividend equivalent rights granted as a component of another award may (a) provide that such dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restriction on, such other award and that such dividend equivalent will expire or be forfeited or annulled under the same conditions as such award or (b) contain terms and conditions that differ from the terms and conditions of such other award, provided that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award that vests or is earned based on the achievement of performance goals will not vest unless such performance goals for such underlying award are achieved, and if such performance goals are not achieved, the grantee of such dividend equivalent right will promptly forfeit and, to the extent already paid or distributed, repay to the Company payments or distributions made in connection with such dividend equivalent rights.

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Performance Awards

The 2024 Plan authorizes the Committee to grant performance awards. The Committee will determine the applicable performance period, the performance goals, and such other conditions that apply to the performance award. Any performance measures may be used to measure the performance of the Company and its subsidiaries and other affiliates as a whole or any business unit of the Company, its subsidiaries, and/or its affiliates or any combination thereof, as the Committee may deem appropriate, or any performance measures as compared to the performance of a group of comparable companies, or published or special index that the Committee deems appropriate. Performance goals may relate to the Company’s financial performance or the financial performance of the Company’s operating units, the grantee’s performance, or such other criteria determined by the Committee. If the performance goals are met, performance awards will be paid in cash, shares of common stock, other awards, or a combination thereof.

Other Equity-Based Awards

The 2024 Plan authorizes the Committee to grant other types of stock-based awards under the 2024 Plan. The terms and conditions that apply to other equity-based awards are determined by the Committee.

Change in Capitalization

The Committee may adjust the terms of outstanding awards under the 2024 Plan to preserve the proportionate interests of the holders in such awards on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of shares, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company. The adjustments will include proportionate adjustments to (i) the number and kind of shares subject to outstanding awards and (ii) the per share exercise price of outstanding options or SARs.

Transaction not Constituting a Change in Control

If the Company is the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities that does not constitute a “change in control” (as defined in the 2024 Plan), any awards will be adjusted to pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such award would have been entitled immediately after such transaction, with a corresponding proportionate adjustment to the per share price of options and SARs so that the aggregate price per share of each option or SAR thereafter is the same as the aggregate price per share of each option or SAR subject to the option or SAR immediately prior to such transaction. Further, in the event of any such transaction, performance awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of shares of common stock subject to such performance awards would have been entitled to receive following such transaction.

Effect of a Change in Control in which Awards are not Assumed

Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are not being assumed or continued, the following provisions will apply to such awards, to the extent not assumed or continued:

●	Immediately prior to the occurrence of such change in control, in each case with the exception of performance awards, all outstanding shares of restricted stock and all RSUs, deferred stock units, and dividend equivalent rights will be deemed to have vested, and all shares of common stock and/or cash subject to such awards will be delivered; and either or both of the following two actions will be taken:

○	At least fifteen (15) days prior to the scheduled consummation of such change in control, all options and SARs outstanding will become immediately exercisable and will remain exercisable for a period of fifteen (15) days. Any exercise of an option or SAR during this fifteen (15) day period will be conditioned on the consummation of the applicable change in control and will be effective only immediately before the consummation thereof, and upon consummation of such change in control, the 2024 Plan and all outstanding but unexercised options and SARs will terminate, with or without consideration as determined by the Committee in its sole discretion; and/or

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○	The Committee may elect, in its sole discretion, to cancel any outstanding awards of options, SARs, restricted stock, RSUs, deferred stock units, and/or dividend equivalent rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or capital stock having a value (as determined by the Committee acting in good faith), in the case of restricted stock, RSUs, deferred stock units, and dividend equivalent rights (for shares of common stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of common stock pursuant to such change in control and, in the case of options or SARs, equal to the product of the number of shares of common stock subject to such options or SARs multiplied by the amount, if any, which (i) the formula or fixed price per share paid to holders of shares of common stock pursuant to such change in control exceeds (ii) the option price or SAR price applicable to such options or SARs.

●	For performance awards, if less than half of the performance period has lapsed, such awards will be treated as though the target performance thereunder has been achieved. If at least half of the performance period has lapsed, such performance awards will be earned, as of immediately prior to but contingent on the occurrence of such change in control, based on the greater of (i) deemed achievement of target performance or (ii) determination of actual performance as of a date reasonably proximate to the date of consummation of the change in control as determined by the Committee, in its sole discretion.

●	Other Equity-Based Awards will be governed by the terms of the applicable award agreement.

Effect of a Change in Control in which Awards are Assumed

Except as otherwise provided in the applicable award agreement, in another agreement with the grantee, or as otherwise set forth in writing, upon the occurrence of a change in control in which outstanding awards are being assumed or continued, the 2024 Plan and the options, SARs, restricted stock, RSUs, deferred stock units, dividend equivalent rights, and other equity-based equity awards granted under the 2024 Plan will continue in the manner and under the terms so provided in the event of any change in control to the extent that provision is made in writing in connection with such change in control for the assumption or continuation of such awards, or for the substitution for such awards of new options, SARs, restricted stock, RSUs, deferred stock units, dividend equivalent rights, and other equity-based awards relating to the capital stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustment as to the number of shares of common stock and exercise price of options and SARs.

Certain Material U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of awards under the 2024 Plan for grantees and the Company will depend on the type of award granted. The summary does not contain a complete analysis of all the potential tax consequences relating to grants under the 2024 Plan, including state, local or foreign tax consequences and is not intended as tax guidance to grantees under the 2024 Plan. This summary is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, grantees are advised to consult their own tax advisors with respect to the tax consequences of receiving grants under the 2024 Plan.

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Restricted Stock and Restricted Stock Units

Upon the grant of restricted stock or RSUs, there generally will be no tax consequences to the grantee. Generally, the grantee will recognize ordinary income in connection with the vesting of the award, in an amount equal to, in the case of restricted stock, the value of the shares of common stock on the vesting date, or, in the case of RSUs, the amount of any cash paid and the fair market value of any shares of common stock delivered upon vesting. With respect to restricted stock, under Section 83 of the Code, a grantee may elect to recognize income at the grant date rather than the date of vesting. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Incentive Stock Options

An option holder generally will not realize taxable income upon the grant of an incentive stock option under the 2024 Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares of common stock underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized below.

If an option holder sells the shares of common stock acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying disposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares of common stock at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares of common stock were sold more than one year after the option was exercised.

Unless an option holder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income taxable to the option holder if the Company complies with applicable reporting requirements and subject to Section 162(m) of the Code.

If an option holder pays the exercise price of an incentive stock option by tendering shares of common stock with a fair market value equal to part or all of the exercise price, the exchange of shares of common stock will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares of common stock being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares of common stock tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares of common stock received, and the new shares of common stock will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares of common stock.

Nonqualified Stock Options

An option holder generally will not realize taxable income upon the grant of a nonqualified stock option. When an option holder exercises the option, however, the excess of the fair market value of the shares of common stock purchased pursuant to the option over the exercise price of the option will constitute compensation income taxable to the option holder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if the Company complies with applicable reporting requirements and subject to Section 162(m) of the Code.

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Upon the option holder’s disposition of common stock acquired upon exercise of a nonqualified stock option, any gain realized in excess of the option holder’s basis in the stock will be reportable by the option holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the option holder has held the shares of common stock for more than one year. Otherwise, the capital gain or loss will be short-term.

If an option holder tenders shares of common stock in payment of part or all of the exercise price of a nonqualified stock option, no gain or loss will be recognized with respect to the shares of common stock tendered, even if the shares of common stock tendered were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares of common stock pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares of common stock tendered will be treated as the substituted tax basis for an equivalent number of shares of common stock received, and the shares of common stock received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares of common stock. The excess of the fair market value of the shares of common stock received upon the exercise of the option over the exercise price will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.

Stock Appreciation Rights

The grant of SARs generally will not result in taxable income to the grantee. Upon exercise of a SAR, the grantee will recognize ordinary income in an amount equal to the cash or the fair market value of the shares of common stock received by the grantee. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Code and, provided the Company complies with applicable reporting requirements.

Unrestricted Shares

A grantee of unrestricted stock generally will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of grant, reduced by the amount, if any, paid for such shares of common stock. The Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code.

Upon the grantee’s disposition of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares of common stock for more than one year. Otherwise, the capital gain or loss will be short-term.

Dividend Equivalents

Grantees under the 2024 Plan who receive awards of dividend equivalent rights generally will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, it will be entitled to a deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Awards

A distribution of shares of common stock or a payment of cash in satisfaction of a performance award generally will be taxable as ordinary income when the distribution or payment is actually or constructively received by the grantee. The amount taxable as ordinary income is the aggregate fair market value of the shares of common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the grantee if the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code.

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Tax Withholding

Payment of the taxes imposed on awards made under the 2024 Plan may be made by withholding from payments otherwise due and owing to the grantee.

Plan Benefits

As described above, the plan for the shares added to the 2024 Plan through the 2024 Plan Amendment is to be able to make grants to eligible participants, including to executives, employees, directors, and consultants and, as described above, the Board may use a substantial portion of the additional shares for restricted stock grants. However, the amounts that may be received under the 2024 Plan in the future, including the specific grantees of the awards and the amounts that will be allocated to such grantees, are not determinable, as the amendment to the 2024 Plan will not be effective unless and until approved by stockholders, and such amounts will depend on actions of the Board. For details on grants made to our NEOs under the 2024 Plan during the fiscal year ended December 31, 2025, see “Executive Compensation” above. Approval of the 2024 Plan Amendment by stockholders will not constitute approval or ratification of any specific future award, and any awards to our directors or executive officers will remain subject to approval by the Board or the appropriate members thereof.

Explanation of Amendments

Section 4.1 of the 2024 Plan currently provides as follows:

“Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and Section 4.3(c), and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (a) 2,800,000 shares of Stock (the “Initial Share Limit”) plus (b) an annual increase as of the first business day of each calendar year, for a period of not more than ten (10) years and starting with the 2025 calendar year, in an amount equal to the lesser of (i) a number of shares of Stock equal to 5.0% of the total number of shares of Stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of Stock as determined by the Committee (collectively, the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and a number of shares of Stock up to the Initial Share Limit shall be available for issuance pursuant to Incentive Stock Options.”

The Board has authorized and approved an increase in the number of shares of common stock reserved for issuance with respect to awards granted under the 2024 Plan by 100,000,000 shares of common stock. In the event that the 2024 Plan Amendment is approved by our stockholders at the Annual Meeting, Section 4.1 of the 2024 Plan will, thereafter, read in its entirety as follows:

“Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and Section 4.3(c), and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (a) 102,800,000 shares of Stock (the “Initial Share Limit”) plus (b) an annual increase as of the first business day of each calendar year, for a period of not more than ten (10) years and starting with the 2025 calendar year, in an amount equal to the lesser of (i) a number of shares of Stock equal to 5.0% of the total number of shares of Stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of Stock as determined by the Committee (collectively, the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and a number of shares of Stock up to the Initial Share Limit shall be available for issuance pursuant to Incentive Stock Options.”

Vote Required

The affirmative vote of the majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the 2024 Plan Amendment. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the same effect as a vote against the 2024 Plan Amendment and broker non-votes will have no effect on the vote.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2024 PLAN AMENDMENT.

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Proposal No. 4 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO ACT BY WRITTEN CONSENT IN LIEU OF A MEETING

Background

Our Board has approved and adopted, and is hereby soliciting stockholder approval of, an amendment to our Charter to permit stockholders to act by written consent in lieu of a meeting. Our Board has determined that the Written Consent Charter Amendment is advisable and in the best interests of the Company and our stockholders.

As approved by our Board, subject to stockholder approval, Section 7.01 of Article VII of the Charter would be amended and restated in its entirety to read as follows:

“Section 7.01 Stockholder Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be taken by written consent in lieu of a meeting in accordance with Section 228 of the Delaware General Corporation Law, this Certificate of Incorporation and the Bylaws of the Corporation.”

The full text of the Certificate of Amendment to the Charter reflecting the Written Consent Charter Amendment is attached to this Proxy Statement as Annex B and incorporated by reference herein.

Reasons for the Written Consent Charter Amendment

Our Charter currently prohibits stockholders from acting by written consent, requiring that all stockholder actions be taken at a duly called annual or special meeting. This type of prohibition is generally intended to facilitate corporate stability by requiring stockholder action to occur at a duly called and convened stockholder meeting. However, many investors and others view prohibitions against stockholder action by written consent as conflicting with principles of good corporate governance by preventing stockholders from fully exercising their voting rights due to the need to convene and hold an annual or special meeting to effect change. The Board is proposing that the Charter be amended to permit stockholders to act by written consent, as authorized under Section 228 of the Delaware General Corporation Law, as amended (the “DGCL”).

Section 228 of the DGCL permits stockholder action by written consent unless otherwise provided in the certificate of incorporation. If the Written Consent Charter Amendment is approved and becomes effective, written consents will remain subject to the requirements of Delaware law, including that any action taken by written consent must be approved by holders of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and that prompt notice of any action taken by less than unanimous written consent be provided to stockholders who did not consent in writing and who would have been entitled to notice of a meeting at which the action could have been taken. In addition, under Section 213(b) of the DGCL, the Board may fix a record date (not more than 10 days after the date of adoption of the board resolution setting such record date) for determining stockholders entitled to consent to corporate action in writing without a meeting, and if no record date is fixed by the Board, the record date shall be determined in accordance with Section 213(b) of the DGCL.

The Board believes this amendment is advisable and in the best interests of the Company and its stockholders for several reasons. The Board believes it is important to provide an efficient and flexible mechanism for stockholders to act without the expense, delay, administrative burden, and execution risk associated with calling and holding a special meeting or waiting until the next annual meeting. Permitting stockholder action by written consent may enable more timely responses to corporate matters as they arise, reduce costs borne by the Company and its stockholders, avoid certain procedural inefficiencies of convening meetings where the outcome is already supported by the requisite voting power, and provide the Company with flexibility to pursue potential strategic opportunities. Permitting stockholder action by written consent also provides stockholders with an additional mechanism to exercise their franchise, act on matters of importance, and participate directly in corporate governance.

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As of July 23, 2026, Dr. Saadi, the Company’s Chief Executive Officer and Chairperson of the Board, beneficially owned approximately 57.8% of the Company’s outstanding common stock. Dr. Saadi’s possession of a majority of the voting interest in the Company’s outstanding common stock provides him with sufficient voting power to determine the outcome of many matters requiring stockholder approval. As a practical matter, the ability to act by written consent may be uniquely or disproportionately valuable to a controlling stockholder relative to minority stockholders because a controlling stockholder may be able to deliver the requisite consent without soliciting approval from other stockholders. If the Written Consent Charter Amendment becomes effective, Dr. Saadi may be able to approve certain matters without convening a stockholder meeting and without the approval of other stockholders, subject to applicable law, the Charter and the Company’s bylaws. However, the Written Consent Charter Amendment would not increase the voting power of Dr. Saadi or any other stockholder, eliminate any vote otherwise required by the DGCL, the Charter, the Company’s bylaws or Nasdaq rules, or eliminate any fiduciary duties or disclosure obligations that may apply under Delaware law or the federal securities laws, and would instead merely provide an alternative procedural mechanism to exercise voting rights.

The Board recognizes the importance of maintaining appropriate protections for minority stockholders. These protections will continue to be provided through multiple safeguards, including: (i) that directors and controlling stockholders owe fiduciary duties under Delaware law, including the duty of loyalty, when taking or causing corporate action; (ii) the continued application of federal securities laws, including disclosure obligations that ensure stockholders receive material information in connection with stockholder actions at least 20 calendar days prior to the earliest date on which the action may be taken; and (iii) statutory rights under the DGCL. The written consent process would not be available for matters that are not a proper subject for stockholder action under applicable law, or if the request involves a violation of applicable law.

Any action by written consent must also comply with the technical requirements of Section 228 of the DGCL. For example, no written consent will be effective to take the action referred to therein unless written consents signed by a sufficient number of holders to take action are delivered to the Company within 60 days of the earliest dated consent so delivered. In addition, if action is taken by less than unanimous written consent, the Company must provide prompt notice to non-consenting stockholders as required by Section 228(e) of the DGCL.

If the Written Consent Charter Amendment becomes effective, the Board anticipates adopting bylaw provisions establishing requirements applicable to the exercise of the written consent right. The Board expects such bylaw provisions to promote orderly and informed stockholder decision making.

Interests of the Controlling Stockholder

Dr. Saadi has an interest in the Written Consent Charter Amendment because, if approved, it will provide him with the ability to approve future stockholder actions by written consent without a meeting. Notwithstanding the foregoing, the Board has determined that the Written Consent Charter Amendment is advisable and in the best interests of the Company and its stockholders for the reasons described above.

Effectiveness of the Written Consent Charter Amendment if Approved

If approved by the requisite vote of stockholders, the Written Consent Charter Amendment would become effective upon the effectiveness of the Certificate of Amendment filed with the Secretary of State of the State of Delaware. We expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware promptly following stockholder approval.

At any time prior to the effectiveness of the filing of the Certificate of Amendment, our Board reserves the right to abandon and not file the Certificate of Amendment, even if the Written Consent Charter Amendment is approved by our stockholders, if our Board, in its discretion, determines that the Written Consent Charter Amendment is no longer in the best interests of our Company or our stockholders.

If the Written Consent Charter Amendment is not approved by the requisite vote of our stockholders, then the Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware, in which case our current prohibition on stockholder action by written consent will remain in place.

Vote Required

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of the Company’s common stock entitled to vote on the proposal is required to approve the Written Consent Charter Amendment. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not be counted as votes “FOR” the proposal and therefore will have the same effect as a vote against the Written Consent Charter Amendment.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE WRITTEN CONSENT CHARTER AMENDMENT.

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Questions and Answers

Why am I receiving these materials?

The Board of Directors is making these proxy materials available to you online or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our Annual Meeting, or at any adjournment or postponement of the Annual Meeting, on behalf of the Company. The Annual Meeting will occur on August 24, 2026 at 1:30 p.m. Eastern Time via live webcast online at www.virtualshareholdermeeting.com/TVGN2026.

What is included in these materials?

These materials include this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders (the “Annual Report”), which includes our 2025 Form 10-K. We are first making these materials available to you online on or about August 3, 2026.

What is the purpose of the Annual Meeting?

For stockholders to vote on the following proposals:

1.	Elect as Class II directors the two nominees named in this Proxy Statement to serve for a term of three years each, or until their respective successors are duly elected and qualified;

2.	Ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	Approve an amendment to the 2024 Plan to increase the number of shares of Common Stock available for issuance thereunder by 100,000,000.

4.	Approve an amendment to the Charter to permit stockholder action by written consent.

Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the Board of Directors recommend I vote on these proposals?

The Board recommends that you vote:

●	“FOR” the election of each of the Class II director nominees;

●	“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	“FOR” the amendment to the 2024 Plan to increase the number of shares of Common Stock available for issuance thereunder by 100,000,000; and

●	“FOR” the amendment to the Charter to permit stockholder action by written consent.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date may vote at the Annual Meeting. As of the Record Date, there were 6,416,540 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter described in this Proxy Statement.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. As a stockholder of record, you may vote your shares virtually at the Annual Meeting or by proxy as described below.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares by following their instructions for voting.

How can I vote my shares?

If you are a stockholder of record, you may vote:

●	Online. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Phone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

●	At the Virtual Annual Meeting. You may vote virtually at the Annual Meeting.

Internet and phone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on August 23, 2026.

If you are a beneficial owner of shares held in street name, you should have received from your bank, broker, or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “voting instruction form” sent by the broker, bank, or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:

●	Online. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank, or other nominee.

●	By Phone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank, or other nominee.

●	By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank, or other nominee.

●	At the Virtual Annual Meeting. If you wish to vote virtually, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy from your broker, bank, or other nominee.

If you received more than one Notice or proxy card, then you hold shares of common stock in more than one account. You should vote online, by phone, by mail, or virtually at the Annual Meeting for all shares held in each of your accounts.

If I submit a proxy, how will it be voted?

If you are a stockholder of record and do not vote online, by completing and mailing a proxy card, by phone, or virtually during the Annual Meeting, your shares will not be voted.

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If you properly complete and return a proxy card or vote online or by phone, the designated proxy holders, Dr. Ryan Saadi and Kirti Desai, will vote your shares as you have directed. If you sign a proxy card but do not make specific choices or if you vote online or phone but do not make specific choices, the designated proxy holders will vote your shares as recommended by the Board as follows:

●	“FOR” the election of each of the Class II director nominees;

●	“FOR” ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	“FOR” the amendment to the 2024 Plan to increase the number of shares of Common Stock available for issuance thereunder by 100,000,000; and

●	“FOR” the amendment to the Charter to permit stockholder action by written consent.

With respect to the election of directors, if any nominee is unable or declines to serve, or for good cause will not serve, as a director at the time of the Annual Meeting, an event that is not currently anticipated, the designated proxy holders will have the express discretionary authority to vote for a replacement nominee designated by our Board, and proxies will be voted for any nominee designated by our Board to fill the vacancy. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:

●	Written notice to our Chief Financial Officer;

●	Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or online; or

●	Voting virtually at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker, or other nominee to change or revoke your voting instructions. You may also vote virtually at the Annual Meeting if you obtain a legal proxy as described above.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Monday, August 24, 2026, at 1:30 p.m. Eastern Time. The Annual Meeting will be held solely by remote communication, in a virtual meeting format. Registered stockholders will be able to participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TVGN2026, where you will be able to vote electronically and submit questions. You will not be able to attend the Annual Meeting in person. You will need the 16 digit control number on your notice, proxy card, or voting instruction form to participate in the Annual Meeting.

How can I participate and ask questions at the Annual Meeting?

In order to submit a question at the Annual Meeting, you will need your 16 digit control number. You may log in to the Annual Meeting website 15 minutes before the start of the Annual Meeting and submit questions online. If you would like to submit a question during the Annual Meeting, once you have logged into the webcast, simply click on the “Q&A” icon on the screen, type in your question, then click “Send” to submit. You can submit a question up until the time we indicate that the question-and-answer session is concluded.

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What if I have technical or other “IT” problems logging into or participating in the Annual Meeting webcast?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Stockholders are encouraged to log into the webcast at least 15 minutes prior to the start of the meeting to test their Internet connectivity. If you experience technical difficulties during the check-in process, call one of the appropriate numbers noted at the bottom of the login page.

What documentation must I provide to vote online at the Annual Meeting?

If you are a stockholder of record and provide your 16 digit control number when you access the meeting, you may vote all shares registered in your name during the Annual Meeting audio webcast. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank, or other institution for your benefit), you must follow the instructions provided by the broker, bank, or other nominee that holds your shares.

What constitutes a quorum at the Annual Meeting?

The presence, virtually in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting is required to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by phone or online, or if you attend the Annual Meeting.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers, or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.

What is the voting requirement to approve each of the proposals?

Provided that there is a quorum, the voting requirements are as follows:

	Proposal	Vote Required	Broker Discretionary Voting Allowed?
1.	Election of Class II director nominees	Majority of votes cast	No

2.	Ratification of appointment of independent registered public accounting firm	Majority of shares present and entitled to vote	Yes
3.	Amendment to the 2024 Plan to increase the number of shares of Common Stock available for issuance thereunder by 100,000,000	Majority of shares present and entitled to vote	No
4.	Amendment to the Charter to permit stockholder action by written consent	Majority of the outstanding stock entitled to vote	No

There is no cumulative voting for the election of directors.

What is the impact of abstentions and broker non-votes?

Abstentions and broker non-votes are considered “shares present” for the purpose of determining whether a quorum exists. Abstentions will have no effect on the outcome of the vote on Proposal 1 and will have the effect of a vote “AGAINST” Proposals 2, 3 and 4. Broker non-votes will have no effect on the outcome of Proposals 1, 2, and 3, and will have the effect of a vote “AGAINST” Proposal 4. Without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm.

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Who pays for the cost of this proxy solicitation?

We will pay all the costs of preparing, mailing, and soliciting the proxies. We will ask brokers, banks, voting trustees, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers, and employees may solicit proxies in person, by phone, or otherwise. These individuals will not be specially compensated.

Does the Company have a policy about directors’ attendance at the Annual Meeting?

The Company does not have a policy about directors’ attendance at the Annual Meeting, but directors are encouraged to attend.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We also will disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Annual Meeting.

Will a list of stockholders of record as of the Record Date be available?

A list of our stockholders of record as of the close of business on the Record Date will be made available at our offices at the Company’s headquarters at 15 Independence Boulevard, Suite #210, Warren, New Jersey 07059, for ten days before the Annual Meeting.

How can I obtain the 2025 Form 10-K and other financial information?

Stockholders can access our 2025 Form 10-K and other financial information free of charge on our website at ir.tevogen.com/financials/sec-filings/default.aspx.

Additional Information

Stockholder Proposals to be Included in Next Year’s Proxy Statement

In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company’s offices no later than the close of business on April 5, 2027.

Stockholder Nominations and Proposals to be Brought Before Next Year’s Annual Meeting

If you intend to nominate a director or present a proposal for consideration at the 2027 annual meeting of stockholders pursuant to the procedures contemplated in our Bylaws, but you do not intend to have your proposal included in our proxy statement, including if you intend to solicit proxies in support of director nominees other than the Board’s nominees pursuant to Rule 14a-19 under the Exchange Act, you must deliver it not earlier than 5:00 p.m., Eastern Time, on April 26, 2027 nor later than 5:00 p.m., Eastern Time, on May 26, 2027; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days before or more than 60 days after the one-year anniversary date of the previous year’s annual meeting, the proposal must be delivered not later than 5:00 p.m., Eastern Time, on the later of (x) the 90th day prior to the scheduled date of such annual meeting or (y) the tenth day following the day on which public disclosure of the date of such meeting is first made by the Company.

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A proposal that does not conform to the requirements above will be considered untimely. Your proposal must be in writing and comply with the proxy rules of the SEC. The notice must contain the information required by the Company’s Bylaws, including, but not limited to, a brief description of the proposal, the reasons for conducting such business, the name and address of the stockholder, the number of shares of the Company’s common stock the stockholder beneficially owns, any material interest of the stockholder in such business, and the information required by Rule 14a-19 under the Exchange Act, if applicable. If the required information is not supplied as provided in the Company’s Bylaws, the proposal will not be considered at the 2027 annual meeting of stockholders. In addition, the Company’s proxies will have discretionary voting authority on any vote with respect to such proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials. You should send your nomination or proposal to: Tevogen Inc., 15 Independence Boulevard, Suite #210, Warren, New Jersey 07059.

As detailed in our Bylaws, for a nomination to be properly brought before an annual meeting, your notice of nomination for election or reelection of a director must include: (A) such person’s name, age, business address, and current residential address, (B) such person’s principal occupation or employment, (C) the class and number of shares of capital stock of the Company that are owned of record and beneficially by such person, if any, (D) all information relating to such person that would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act (including such person’s written consent to being named as a nominee in any proxy statement and any associated proxy card for the Corporation’s next meeting of stockholders for the election of directors and to serving as a director if elected), and (E) a description of all direct and indirect compensation and other monetary agreements, arrangements, and understandings, written or oral, during the past three years, and any other relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and their respective affiliates and associates, or others acting in concert therewith, on the other hand.

Householding

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements, and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver separate copies of the Notice or the set of our proxy materials upon written or oral request. If you are a record holder and want to receive separate copies of the Notice or, if applicable, set of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should send your name, the name of your brokerage firm, and your account number by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or calling (866) 540-7095.

Other Business

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet, or by executing and returning the proxy card at your earliest convenience.

Availability of Proxy Materials

The Proxy Statement and our Annual Report are available free of charge on our website at ir.tevogen.com/financials/sec-filings/default.aspx.

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Annex A

2024 PLAN AMENDMENT

FORM OF AMENDMENT NO.2 TO

TEVOGEN INC. 2024 OMNIBUS INCENTIVE PLAN

THIS AMENDMENT NO. 2 (this “Amendment”) to the Tevogen Inc. 2024 Omnibus Incentive Plan (the “Plan”), which increases the number of shares available for issuance under the Plan by 100,000,000 shares, was adopted by the Board of Directors (the “Board”) of Tevogen Inc. (the “Company”) on July 13, 2026, and is effective as of [●], 2026, the date upon which the Amendment received approval of the stockholders of the Company.

The Plan is hereby amended by deleting Section 4.1 and replacing it in its entirety as follows:

“4.1. Number of Shares Available for Awards.

Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and Section 4.3(c), and subject to adjustment pursuant to Article 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (a) 102,800,000 shares of Stock (the “Initial Share Limit”) plus (b) an annual increase as of the first business day of each calendar year, for a period of not more than ten (10) years and starting with the 2025 calendar year, in an amount equal to the lesser of (i) a number of shares of Stock equal to 5.0% of the total number of shares of Stock outstanding as of the last day of the immediately preceding calendar year, or (ii) such lesser number of shares of Stock as determined by the Committee (collectively, the “Share Limit”). Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and a number of shares of Stock up to the Initial Share Limit shall be available for issuance pursuant to Incentive Stock Options.”

* * *

To record adoption of the Amendment of the Plan by the Board as of July 13, 2026, and approval of the Amendment by the stockholders on [●], 2026, the Company has caused its authorized officer to execute this Amendment to the Plan.

TEVOGEN INC.

By:
Name:	Kirti Desai
Title:	Chief Financial Officer
Date:	[●], 2026

A-1

Annex B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

TEVOGEN INC.

Tevogen Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to the Certificate of Incorporation (this “Amendment”) to permit stockholder action by written consent.

SECOND: That this Amendment was duly adopted in accordance with the terms of the Corporation’s Certificate of Incorporation and the provisions of the DGCL by the Board of Directors and stockholders of the Corporation.

THIRD: That upon the effectiveness of this Amendment, the Corporation’s Certificate of Incorporation is hereby amended such that Section 7.01 of ARTICLE VII is amended and restated in its entirety to read as set forth below, with no changes to be made to the subsequent sections of ARTICLE VII:

Section 7.01 Stockholder Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be taken by written consent in lieu of a meeting in accordance with Section 228 of the Delaware General Corporation Law, this Certificate of Incorporation and the Bylaws of the Corporation.

FOURTH: This Amendment shall be effective as of [●], 2026, at 12:01 a.m. Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by Kirti Desai, its Chief Financial Officer, this [●] day of [●], 2026.

TEVOGEN INC.

By:
Name:	Kirti Desai
Title:	Chief Financial Officer

B-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TVGN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02370-P56185

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TEVOGEN BIO HOLDINGS INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Keow Lin Goh	☐	☐	☐
1b. Victor Sordillo	☐	☐	☐

	For	**Against**	**Abstain**
2. Ratification of KPMG LLP as independent registered accounting firm for the year ending December 31, 2026.	☐	☐	☐
3. Approval of an amendment to the Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder by 100 million.	☐	☐	☐
4. Approval of an amendment to the Certificate of Incorporation to permit stockholder action by written consent.	☐	☐	☐

NOTE: In addition, stockholders will consider and take action upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date